Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.
Exhibit 10.24

Google Cloud Order Form	Google Maps APIs (Renewal)

Uber Technologies, Inc.

Prepared by

[***] [***]@google.com	Google LLC 1600 Amphitheatre Parkway Mountain View, California 94043 United States

Prepared for

Contact Name	[***]	Technical Contact Name	[***]

Contact Email	[***]@uber.com	Technical Contact Email	[***]@uber.com

Contact Phone	[***]	Technical Contact Phone	[***]

Customer Name	Uber Technologies, Inc.

Contact Address	155 Market Street

San Francisco, CA 94103

Bill To Contact	[***]	Ship To Contact	[***]

Bill To Name	Uber Technologies, Inc.	Ship To Contact Name	Uber Technologies, Inc.

Bill To Address	155 Market St San Francisco, CA 94103	Ship To Address	155 Market St San Francisco, CA 94103

Bill To Email	[***]@uber.com	Ship To Contact Email	[***]@uber.com

Bill To Phone	[***]	Ship To Contact Phone	[***]

SKU	Product Description	Notes	License Term	Quantity	Fees per Unit	Total Fees
GM-UBER
Google Places API ([***] queries), Google Maps API Services (JavaScript API (maploads), Static Maps, Android Maps API, iOS Mobile SDK) ([***] queries), and Google Maps API Web Services (Geocoding API, Directions API, Distance Matrix API) ([***] queries); through [***]
			[***]	[***]	[***]	[***]

GM- INT250K OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Directions API, Distance Matrix API, and Geocoding API. [***] map loads per sku unit.	Renew ID: gme- ubertechnologies1 Support End date: [***]	[***]	[***]	[***]	[***]

GPB- ZGT- INT- 500K- OEM	Google Places API for Business: [***] license/support term; up to [***] private queries	GAIA Account: [***]@gmail.com Upgrade Project ID: 391705301268 Support End date: [***]	[***]	[***]	[***]	[***]

Total Fees Due (excluding Taxes): [***]

1.
Terms and Conditions. This Order Form incorporates by reference the Google Maps for Work Agreement between Google LLC and Uber Technologies, Inc.(“Customer”) dated October 29, 2015 (collectively, this Order Form, Master Terms, Service Addendum, and Amendment 3 are the “Agreement”) for the applicable Service(s) listed in the Order Form above.

2.	All capitalized terms used in this Order Form have the meanings given to them in the Agreement.

3.	Subject to the terms and conditions in the Agreement, Google will continue to provide Customer the Services through [***].

4.
Each Party represents and warrants that (a) it has read and understands the Agreement (including documents attached to this Order Form), and (b) it has full power and authority to enter into the Agreement.

5.
If Customer executes an agreement covering Google Maps services with Google during this Order Form’s License Term (a “New Agreement”), then the unused portion of any prepaid Fees to Google under this Order Form will be applied as a credit against the Fees owed under the New Agreement.

6.
At the end of this Order Form’s License Term, (a) the License Term for the Services may only be renewed under this Agreement with mutual written consent and (b) any unused billing units (including any upgrades) will automatically expire.

7.	By signing this Order Form, each party will be bound by the Agreement. This Order Form will be effective as of the date of the last party’s signature (“Effective Date”).

 Signed by the parties’ authorized representatives on the dates written below.

Google LLC:	Uber Technologies, Inc.

By: /s/ Philipp Schindler	By: /s/ Jennifer Vescio
Print Name: Philipp Schindler	Print Name: Jennifer Vescio
Title: Authorized Signatory	Title: Head of Business Development

Date: 2019.11.18	Date: November 15, 2019